                                                                    Exhibit 32.1

  CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Edward  James,  Interim  Chief  Executive  Officer  and Chief
Financial Officer of Network-1 Security Solutions,  Inc., a Delaware corporation
(the "Company"), does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-QSB for the quarter ended March 31, 2003 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                     /s/ Edward James
                     ----------------
                     Edward James
                     Interim Chief Executive Officer and Chief Financial Officer
                     October  31, 2003